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                                                                      EXHIBIT 24


POWER OF ATTORNEY
Each director of Heritage Financial Corporation (the "Company"), whose signature appears below, hereby appoints Donald V. Rhodes, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-8 (the "Registration Statement(s)") for the registration of securities in connection with the participation of directors and employees in and acquisition of securities through the Company's 1997 Stock Option and Restricted Stock Award Plan, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statements to become effective (including post-effective amendments), and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof.
This Power of Attorney has been signed by the following persons in the capacities indicated on the 23rd day of June, 1998.

Signature                                         Title

/s/  DONALD V. RHODES
--------------------------------                  DIRECTOR
Donald V. Rhodes

/s/  LYNN M. BRUNTON
--------------------------------                  Director
Lynn M. Brunton

/s/  JOHN A. CLEES
--------------------------------                  Director
John A. Clees

/s/  DARYL D. JENSEN
--------------------------------                  Director
Daryl D. Jensen

/s/  H. EDWARD ODEGARD
--------------------------------                  Director
H. Edward Odegard

/s/  JAMES P. SENNA
--------------------------------                  Director
James P. Senna

/s/  PHILIP S. WEIGAND
--------------------------------                  Director
Philip S. Weigand


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